                                                                   EXHIBIT 99.17

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[205,021,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                                      [ ]
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 22, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2004-SL1
B-3 DM TABLE (FORWARD CURVE)

BASE - PRICING SPEED, NO LOSSES, STATIC LIBOR, TO MATURITY

                                     20 CPR                  30 CPR                 40 CPR
                                   DISC MARGIN             DISC MARGIN            DISC MARGIN
                                  -------------           -------------          -------------
                    91.30305           1030                     950                    858

WAL for Princ Pmts                     1.64                    1.92                   2.39
Mod Durn                               1.49                    1.73                   2.13
Principal Window                  Jul05 - Sep06           Aug05 - Apr07          Oct05 - Aug07
Principal Writedown                0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                          0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)

                                    50 CRP                  60 CPR                 70 CPR
                                  DISC MARGIN             DISC MARGIN            DISC MARGIN
                                  -------------           ------------           -------------
                    91.30305           791                      836                   922

WAL for Princ Pmts                    2.90                     2.61                  2.16
Mod Durn                              2.57                     2.34                  1.95
Principal Window                  Feb06 - Dec07           Oct06 - Jun07          May06 - Jan07
Principal Writedown               0.00 (0.00%)             0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         0.00 (0.00%)             0.00 (0.00%)          0.00 (0.00%)

#1 - 2CDR/100 SEVERITY, TRIGGERS PASS, STATIC LIBOR, TO MATURITY

                                         20 CPR                 30 CPR                 40 CPR
                                       DISC MARGIN            DISC MARGIN            DISC MARGIN
                                  ---------------------   ---------------------  -------------------
                    91.30305                837                     791                   756

WAL for Princ Pmts                         2.52                    2.88                  3.23
Mod Durn                                   2.25                    2.56                  2.85
Principal Window                      Feb06 - Aug07           May06 - Oct07          Jan07 - Jan05
Principal Writedown                    0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         15,690,082.40 (7.65%)   10,652,365.95 (5.20%)  7,737,121.18 (3.77%)

                                          50 CRP                 60 CPR                70 CPR
                                        DISC MARGIN            DISC MARGIN           DISC MARGIN
                                    --------------------  ---------------------  --------------------
                    91.30305                 759                   821                    903

WAL for Princ Pmts                          3.42                  2.86                   2.36
Mod Durn                                    3.00                  2.54                   2.12
Principal Window                        Jul07 - Jun08        DeC06 - Nov07          Jun06 - May07
Principal Writedown                     0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                           5,852,819.19 (2.85%)  4,523,258.53 (2.21%)   3,514,356.48 (1.71%)

#2 - 2CDR/100 SEVERITY, TRIGGERS PASS, FORWARD LIBOR, TO MATURITY

                                         20 CPR                 30 CPR                 40 CPR
                                       DISC MARGIN            DISC MARGIN            DISC MARGIN
                                  ---------------------   ---------------------  --------------------
                    91.30305                759                    765                    760

WAL for Princ Pmts                         3.34                   3.26                   3.31
Mod Durn                                   2.80                   2.75                   2.79
Principal Window                      Oct06 - Aug05           Jul07 - Jan05          Jul07 - Feb08
Principal Writedown                    0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         15,690,082.40 (7.65%)   10,652,365.95 (5.20%)  7,737,121.18 (3.77%)

                                        50 CRP                    60 CPR                70 CPR
                                      DISC MARGIN              DISC MARGIN           DISC MARGIN
                                  ---------------------   --------------------   --------------------
                    91.30305               752                     795                    874

WAL for Princ Pmts                        3.44                    3.02                   2.44
Mod Durn                                  2.88                    2.57                   2.13
Principal Window                     Jul07 - Jun08           Jan07 - Feb08          Jul06 - Jul07
Principal Writedown                   0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         5,852,819.19 (2.85%)    4,523,258.53 (2.21%)   3,514,356.48 (1.71%)

#3 - 4CDR/100 SEVERITY, TRIGGERS PASS, STATIC LIBOR, TO MATURITY

                                         20 CPR                 30 CPR                 40 CPR
                                       DISC MARGIN            DISC MARGIN            DISC MARGIN
                                  ----------------------  ---------------------  --------------------
                    91.30305                730                     750                   749

WAL for Princ Pmts                         3.57                    3.30                  3.32
Mod Durn                                   3.12                    2.91                  2.92
Principal Window                       Jul07 - Nov08           Jul07 - May08         Jul07 - Feb08
Principal Writedown                    0.00 (0.00%)            0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         29,523,407.06 (14.40%)  20,447,949.12 (9.97%)  15,047,118.73 (7.34%)

                                        50 CRP                  60 CPR                  70 CPR
                                      DISC MARGIN             DISC MARGIN            DISC MARGIN
                                  ---------------------   ---------------------  --------------------
                    91.30305               762                     810                    885

WAL for Princ Pmts                        3.48                    3.28                   2.68
Mod Durn                                  3.05                    2.87                   2.38
Principal Window                      Jul07 - Aug08          Feb07 - Oct08          Aug06 - Mar08
Principal Writedown                   0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         11,483,787.27 (5.60%)   8,931,795.98 (4.36%)   6,973,561.67 (3.40%)

#4 - 4CDR/100 SEVERITY, TRIGGERS PASS, FORWARD LIBOR, TO MATURITY

                                         20 CPR                 30 CPR                 40 CPR
                                       DISC MARGIN            DISC MARGIN            DISC MARGIN
                                  ---------------------   ---------------------  --------------------
                    91.30305                617                    695                     735

WAL for Princ Pmts                         6.62                   4.39                    3.68
Mod Durn                                   4.68                   3.47                    3.02
Principal Window                       Jun08 - Sep16           Jul07-Oct11            Jul07-Jun10
Principal Writedown                    0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         29,523,407.06 (14.40%)  20,447,949.12 (9.97%)   15,047,118.73 (7.34%)

                                        50 CRP                  60 CPR                70 CPR
                                      DISC MARGIN             DISC MARGIN           DISC MARGIN
                                  ---------------------   ---------------------  --------------------
                    91.30305               745                    749                     827

WAL for Princ Pmts                        3.55                   3.67                    2.89
Mod Durn                                  2.95                   3.01                    2.46
Principal Window                      Jul07 - Jul09          Apr07 - Mar10          Sep06 - Apr09
Principal Writedown                   0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss (Collat
Maturity)                         11,483,787.27 (5.60%)   8,931,795.98 (4.36%)   6,973,561.67 (3.40%)